                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MATRIA HEALTHCARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 (MATRIA LOGO)
                               1850 PARKWAY PLACE
                            MARIETTA, GEORGIA 30067

                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 18, 2000

     NOTICE IS HEREBY GIVEN THAT the 2000 Annual Meeting of Stockholders of Matria Healthcare, Inc. (the "Company" or "Matria"), will be held on Thursday, May 18, 2000, at 10:00 a.m. local time at 1850 Parkway Place, Suite 320, Marietta, Georgia 30067, for the following purposes:

          (1) To elect three Class II directors of the Company for a three year term expiring at the 2003 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

          (2) To approve the Matria Healthcare, Inc. 2000 Stock Incentive Plan;

          (3) To approve the Matria Healthcare, Inc. 2000 Director's Non-Qualified Stock Option Plan; and

          (4) To transact such other business as properly may come before the Annual Meeting and any adjournment or postponement thereof.

     Your vote is important regardless of the number of shares you own. Each stockholder, even though he or she now plans to attend the Annual Meeting, is requested to sign, date and return the enclosed proxy card without delay in the enclosed postage-paid envelope. You may revoke your proxy at any time prior to its exercise. Any stockholder present at the Annual Meeting or any adjournment or postponement thereof may revoke his or her proxy and vote personally on each matter brought before the meeting.

     I look forward to welcoming you at the meeting.

                                          Very truly yours,

                                          /s/Roberta L. McCaw
                                          Roberta L. McCaw
                                          Secretary

Marietta, Georgia
April 17, 2000

                            MATRIA HEALTHCARE, INC.

                               1850 PARKWAY PLACE
                            MARIETTA, GEORGIA 30067

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 18, 2000

                              GENERAL INFORMATION

     This proxy statement and the accompanying proxy card are being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Matria Healthcare, Inc., a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 18, 2000 at 10:00 a.m. local time at 1850 Parkway Place, Suite 320, Marietta, Georgia 30067, and at any adjournment or postponement thereof.

     At the Annual Meeting, stockholders will consider and vote upon a proposal to elect three Class II directors, proposals to approve the Company's 2000 Stock Incentive Plan and 2000 Directors' Non-Qualified Stock Option Plan, and upon such other matters as properly may come before the Annual Meeting. The Board unanimously urges stockholders to vote FOR the re-election of the Class II directors, FOR the adoption of the 2000 Stock Incentive Plan and FOR the adoption of the 2000 Directors' Non-Qualified Stock Option Plan.

     It is anticipated that this proxy statement, the accompanying proxy and the 1999 Annual Report to Stockholders will first be mailed to the Company's stockholders on or about April 18, 2000.

RECORD DATE

     The Board of Directors has fixed the close of business on April 6, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. At the close of business on the Record Date, 36,873,424 shares of Common Stock were issued and outstanding.

PROXIES

     When a proxy card is returned, properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder does not attend the Annual Meeting and does not return the signed proxy card, such stockholder's shares will not be voted. If a stockholder returns a signed proxy card but does not indicate how his or her shares are to be voted, such shares will be voted FOR the election of the three Class II directors named herein, FOR the adoption of the 2000 Stock Incentive Plan and FOR the adoption of the 2000 Directors' Non-Qualified Stock Option Plan. As of the date of this proxy statement, the Board of Directors does not know of any other matters that are to come before the Annual Meeting. If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     Any proxy given may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Matria Healthcare, Inc., 1850 Parkway Place, Marietta, Georgia 30067, Attention: Secretary, or hand delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

     The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made with custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, D. F. King & Co., Inc. ("D.F. King") will assist in the solicitation of proxies by the Company for a fee of $5,500, plus reimbursement of reasonable out-of-pocket expenses.

QUORUM

     The presence, either in person or by properly executed proxies, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and shares held by a broker as nominee (i.e., in "street name") that are represented by proxies at the Annual Meeting, but that the broker fails to vote on one or more matters as a result of incomplete instructions from the beneficial owner of the shares ("broker non-votes"), also will be treated as present for quorum purposes.

VOTE REQUIRED

     The Company's stockholders are entitled to one vote at the Annual Meeting for each share of Common Stock held of record by them on the Record Date. The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the Class II directors. The affirmative vote of a majority of the shares of Common Stock having voting power, present in person or represented by proxy at the Annual Meeting, is required to approve and adopt the 2000 Stock Incentive Plan and to approve and adopt the 2000 Directors' Non-Qualified Stock Option Plan. Votes may be cast for or withheld from each nominee for Class II director, for, against or withheld from approval of the 2000 Stock Incentive Plan, and for, against or withheld from approval of the 2000 Directors' Non-Qualified Stock Option Plan. Under applicable Delaware law, broker non-votes represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal, and abstentions will have no effect on the vote for the election of Class II directors. Abstentions will have the effect of a vote against approval of the 2000 Stock Incentive Plan and the 2000 Directors' Non-Qualified Stock Option Plan, while broker non-votes will have no effect on the outcome of such proposals.

                            1. ELECTION OF DIRECTORS

BACKGROUND

     As contemplated by the agreement pursuant to which the Company acquired substantially all of the assets of Gainor Medical Management, L.L.C., Mark J. Gainor was elected as a Class II director effective January 19, 1999. Also pursuant to the terms of that agreement, Mr. Gainor has been nominated for re-election as a Class II director.

     Under the Company's Certificate of Incorporation, the Board is divided into three classes, with approximately one-third of the directors standing for election each year. The three nominees for election this year are Mark J. Gainor, Jackie M. Ward and Frederick P. Zuspan, M.D. Each has consented to serve for an additional term. If any director is unable to stand for election, the Board may, by resolution, provide for a lesser number of directors or designated substitute. In the latter event, shares represented by proxies may be voted for a substitute director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE CLASS II NOMINEES SET FORTH BELOW.

                CLASS II NOMINEES FOR THE TERM EXPIRING IN 2003

     MARK J. GAINOR, age 44, has served as a director of the Company since January 19, 1999. Pursuant to a management agreement with Lucor Holdings, Inc., Mr. Gainor has served as President of the Company's diabetes management services subsidiaries since January 19, 1999. See "Certain Transactions" herein. Prior thereto he was President and Chief Executive Officer of Gainor Medical Management, L.L.C., a company founded by his father in 1969.

     JACKIE M. WARD, age 61, has served as a director of the Company since the formation of the Company through the merger (the "Merger") of Tokos Medical Corporation and Healthdyne, Inc. ("Healthdyne") on March 8, 1996 (the "Merger Date"). Ms. Ward is President and Chief Executive Officer of Computer Generation Incorporated, a privately-held, Atlanta based corporation engaged in designing and producing "turnkey" computer hardware and software systems for telecommunications and other specialized applications, which she founded in 1968. Ms. Ward is also a former Chairperson of the Board of Regents of the University System of Georgia and former Chairman of the Metro Atlanta Chamber of Commerce, as well as a director of Trigon Healthcare, Inc., Bank of America Corporation, Equifax, Inc., Premiere Technologies, Inc., Profit Recovery Group International, Inc., SCI Systems, Inc. and Flowers Industries, Inc. and a member of several other civic and government organizations.

     FREDERICK P. ZUSPAN, M.D., age 78, has served as a director of the Company since the Merger Date and previously served as a director of Healthdyne from 1993 until the Merger. Dr. Zuspan, who has been a physician since 1951, has been Professor and Chairman Emeritus, Department of Obstetrics and Gynecology at the Ohio State University College of Medicine since July 1991 and Editor-in-Chief of the American Journal of Obstetrics and Gynecology since 1991. Dr. Zuspan was previously Professor of the Ohio State University College of Medicine from 1987 to 1991 and Professor and Chairman of the Department of Obstetrics and Gynecology at the Ohio State University College of Medicine from 1975 to 1987, at the University of Chicago, Pritzker School of Medicine from 1966 to 1975, and at the Medical College of Georgia from 1960 to 1966.

               CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL 2002

     DONALD R. MILLARD, age 52, has served as a director of the Company and as President and Chief Executive Officer since October 20, 1997, and prior thereto served as Chief Financial Officer from October 1997 to October 1999, and as Senior Vice President -- Finance, Chief Financial Officer and Treasurer of the Company since the Merger Date. Mr. Millard served as Vice President -- Finance and Chief Financial Officer of Healthdyne from July 1987 to March 1996 and, in addition, was Treasurer of Healthdyne from March 1990 to March 1996. Mr. Millard is also a director of Coast Dental Services, Inc.

     ROD F. DAMMEYER, age 59, has served as a director of the Company since January 19, 1999. Mr. Dammeyer is managing partner of Equity Group Corporate Investments, a privately held investment firm. In addition, he is a director and vice-chairman of Anixter International, Inc. where he has been employed since 1985. Mr. Dammeyer is also a director of Allied Riser Communications Corp., Anixter International, Inc., Antec Corporation, CNA Surety Corporation, Grupo Azucarero Mexico, IMC Global, Inc., GATX Corporation., Stericycle, Inc., TeleTech Holdings, Inc. and Transmedia Network, Inc. He is also a trustee of Van Kampen Investments, Inc. Closed-End Funds.

     CARL E. SANDERS, age 74, has served as a director of the Company since the Merger Date and previously served as a director of Healthdyne from 1986 until the Merger. Mr. Sanders, a former governor of the State of Georgia, is Chairman of Troutman Sanders LLP, an Atlanta based law firm that provides legal services to the Company. Mr. Sanders is also a director of Carmike Cinemas, Inc., First Union Corporation of Georgia, Healthcare.com Corporation, Learning Technologies, Ltd. and World Access, Inc.

               CLASS III NOMINEES CONTINUING IN OFFICE UNTIL 2001

     PARKER H. PETIT, age 60, has served as Chairman of the Board of the Company since the Merger Date. In addition, he served as a member of the three-person Office of the President during the period in 1997 preceding the election of Donald R. Millard as President and Chief Executive Officer of the Company. Mr. Petit was the founder of Healthdyne and served as its Chairman of the Board of Directors and Chief Executive Officer from 1970 until the Merger. Mr. Petit is also Chairman of the Board of Directors of Healthcare.com Corporation and a director of Intelligent Systems Corp. and Logility, Inc.

     FRANK D. POWERS, age 51, has served as Executive Vice President of the Company since the Merger Date and also has served as a member of the Board and as Chief Operating Officer since October 20, 1997. Prior thereto, he served as President of Healthdyne Maternity Management, a subsidiary of Healthdyne, from October 1989 until March 1996, and as President of Healthdyne's Home Care Group from November 1986 to October 1989. In addition, he was President of Healthdyne's Home Care Products Division from September 1984 to November 1986.

     MORRIS S. WEEDEN, age 80, has served as a director of the Company since the Merger Date and previously served as a director of Healthdyne from 1987 until the Merger. Mr. Weeden, who is retired, was Vice Chairman -- Board of Directors of Morton Thiokol Inc., a salt, chemical, household and aerospace products manufacturer, from March 1980 to December 1984. Previous positions held by Mr. Weeden include Executive Vice President of Morton Norwich Products, Inc. in charge of pharmaceutical operations, President of Morton International, a pharmaceutical division of Morton Norwich Products, Inc., and President of Bristol Laboratories, a pharmaceutical division of Bristol Myers Corp. Mr. Weeden is also a director of Stat-Chem, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as to the beneficial ownership of shares of the Company's Common Stock as of April 1, 2000 by (i) all stockholders known by the Company to be the beneficial owners of more than five percent of its Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer (as hereinafter defined), and (iv) all executive officers and directors as a group. Unless otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares beneficially owned by them.

                                                                  AMOUNT AND NATURE          PERCENT
                  NAME OF BENEFICIAL OWNER                    OF BENEFICIAL OWNERSHIP(1)   OF CLASS(2)
                  ------------------------                    --------------------------   -----------
Gainor Medical Management, L.L.C.(3)........................          6,222,222               14.5%
Lord, Abbett & Co.(4).......................................          4,714,825               12.8
Dimensional Fund Advisors, Inc.(5)..........................          2,224,200                6.0
Wellington Management Company, LLP(6).......................          2,025,000                5.4
Vanguard Explorer Fund(7)...................................          2,025,000                5.4
Foreign & Colonial Management Limited(8)....................          1,954,000                5.3
Parker H. Petit(9)..........................................          1,535,248                3.5
Donald R. Millard(10).......................................            258,980                 --
Frank D. Powers(11).........................................            241,103                 --
Thornton A. Kuntz, Jr.(12)..................................             47,439                 --
Roberta L. McCaw(13)........................................             19,010                 --
Yvonne V. Scoggins(14)......................................             37,083                 --
Rod F. Dammeyer(15).........................................          6,332,222               14.5
Mark J. Gainor(16)..........................................          6,222,222               14.2
Carl E. Sanders(17).........................................            118,667                 --
Jackie M. Ward(18)..........................................             49,171                 --
Morris S. Weeden(19)........................................             69,167                 --
Frederick P. Zuspan(20).....................................             78,186                 --
All current executive officers and directors as a group (14
  persons)..................................................          8,851,840               20.2%

---------------

  -- Less than 1%
 (1) Under the rules of the Securities and Exchange Commission (the "SEC"), a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security ("voting power") or the power to dispose or to direct the disposition of such security ("investment power"). A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days as well as any securities owned by such person's spouse, children or relatives living in the same house. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.
 (2) Based on 36,835,595 shares of Common Stock outstanding on April 1, 2000. With respect to each person or group in the table, assumes that such person or group has exercised all options, warrants and other rights to purchase Common Stock which he or she beneficially owns and which are exercisable within 60 days and that no other person has exercised any such rights.
 (3) The number of shares owned is based on information contained in a report on
     Schedule 13D filed by Gainor Medical Management, L.L.C., Mark J. Gainor and Gainor Medical U.S.A. Inc. (the "Acquirers") with the SEC on January 27, 1999. The Acquirers' principal business address is at 2205 Highway 42 North, P. O. Box 353, McDonough, Georgia 30253. Gainor Medical Management, L.L.C. sold substantially all of its assets to Matria in exchange for, among other things, a currently exercisable warrant to purchase 4,000,000 shares of Matria's common stock and 10,000 shares of Series A convertible preferred stock that is currently convertible into 2,222,222 shares of Matria's Common Stock. Gainor Medical U.S.A., Inc. beneficially owns 6,222,222 shares by virtue of the fact that it is the majority member of Gainor Medical Management, L.L.C. Gainor Medical U.S.A., Inc. disclaims beneficial ownership of 2,811,822 shares, the ownership of which is attributable to other members of Gainor Medical Management, L.L.C. Mr. Gainor beneficially owns 6,222,222 shares of

     Matria Common Stock by virtue of the fact that he owns, either directly or through his ownership of Gainor Medical U.S.A., Inc. common stock, a majority of Gainor Medical Management, L.L.C. See footnotes 15 and 16 below for a description of shares of stock disclaimed by Mr. Gainor and Rod F. Dammeyer.
 (4) The number of shares owned is based on information contained in a report on
     Schedule 13G filed with the SEC on February 2, 2000. The address of Lord, Abbett & Co. is 90 Hudson Street, Jersey City, New Jersey 07302.
 (5) The number of shares owned is based on information contained in a report on
     Schedule 13G filed with the SEC on February 11, 2000. The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.
 (6) The number of shares owned is based on information contained in a report on
     Schedule 13G filed with the SEC on February 9, 2000. The address of Wellington Management Company, LLP ("WMC") is 75 State Street, Boston, Massachusetts 02109. According to its Schedule 13G, WMC, in its capacity as investment adviser, may be deemed to beneficially own 2,025,000 shares of the Company's Common Stock, which shares are held of record by clients of WMC. WMC reports that it has no power to vote or direct the vote of such shares and shared power to dispose or direct the disposition of such shares, while its clients have the right to receive or direct the receipt of dividends from or proceeds from the sale of such shares. The shares reported by WMC are also beneficially owned by Vanguard Explorer Fund (See footnote 7 below).
 (7) The number of shares owned is based on information contained in a report on
     Schedule 13G filed with the SEC on February 8, 2000. According to its
     Schedule 13G, Vanguard Explorer Fund has the sole power to vote or direct the vote of such shares and shared power to dispose or direct the disposition of such shares. The address of Vanguard Explorer Fund is Post Office Box 2600, Valley Forge, Pennsylvania 19482.
 (8) The number of shares owned is based on information contained in a report on
     Schedule 13G filed with the SEC on February 10, 1997. The address of Foreign & Colonial Management Limited is Exchange House, Primrose Street, London EC2A 2NY England.
 (9) Represents 1,328,581 shares owned by Mr. Petit, 52,500 shares held by Petit Investments Limited Partnership, 10,000 shares held by Petit Grantor Trust and 144,167 shares which are subject to purchase upon exercise of options exercisable within 60 days.
(10) Represents 91,940 shares owned by Mr. Millard, 10,000 shares owned by his adult son who resides at home, 155,000 shares which are subject to purchase upon exercise of options exercisable within 60 days, and 2,040 shares issuable upon conversion of 8% Convertible Subordinated Debentures owned by Mr. Millard.
(11) Represents 81,103 shares owned by Mr. Powers and 160,000 shares which are subject to purchase upon exercise of options exercisable within 60 days.
(12) Represents 13,814 shares owned by Mr. Kuntz and 33,625 shares which are subject to purchase upon exercise of options exercisable within 60 days.
(13) Represents 11,698 shares owned by Ms. McCaw and 7,312 shares which are subject to purchase upon exercise of options exercisable within 60 days.
(14) Represents 17,395 shares owned by Ms. Scoggins and 19,688 shares which are subject to purchase upon exercise of options exercisable within 60 days.
(15) Represents 105,000 shares owned by Mr. Dammeyer and 5,000 shares which are subject to purchase upon exercise of options exercisable within 60 days. Mr. Dammeyer disclaims ownership of 6,222,222 shares owned by Gainor Medical Management, L.L.C., a company on whose Management Committee Mr. Dammeyer serves as a member giving Mr. Dammeyer voting and investment power over the securities it owns.
(16) Represents a currently exercisable warrant to purchase 4,000,000 shares and 10,000 shares of Series A convertible preferred stock that is currently convertible into 2,222,222 shares of Common Stock owned by Gainor Medical Management, L.L.C. Mr. Gainor is a member of the Management Committee and owns, either directly or through his ownership of Gainor Medical U.S.A., Inc. common stock, a controlling interest in Gainor Medical Management, L.L.C. Mr. Gainor disclaims ownership of 849,440 shares of the stock related to the warrant and 479,344 shares of the stock related to the Series A convertible preferred stock which are attributable to the owners of Gainor Medical Management, L.L.C. other than himself and companies that he controls.
(17) Represents 64,500 shares owned by Mr. Sanders and 54,167 shares which are subject to purchase upon exercise of options exercisable within 60 days.
(18) Represents 4 shares issuable upon conversion of 8% Convertible Subordinated Debentures owned by Ms. Ward and 40,000 shares which are subject to purchase upon exercise of options exercisable within 60 days.
(19) Represents 15,000 shares owned by Mr. Weeden and 49,167 shares which are subject to purchase upon exercise of options exercisable within 60 days.
(20) Represents 29,019 shares owned by Dr. Zuspan and 49,167 shares which are subject to purchase upon exercise of options exercisable within 60 days.

BOARD COMMITTEES AND ATTENDANCE

     In addition to an Executive Committee and other single purpose committees established from time to time to assist the Board of Directors with particular tasks, the Company's Board of Directors has the following standing committees: a Compensation and Stock Option Committee (the "Compensation Committee"), an Audit Committee and a Nominating Committee.

     The Compensation Committee is composed of Morris S. Weeden and Frederick P. Zuspan, M.D. The Compensation Committee is responsible for the recommendation and approval of salaries of executive officers and the review and approval of incentive plans, including stock options and related programs. The Compensation Committee held four meetings during the year ended December 31, 1999.

     The Audit Committee is composed of Jackie M. Ward, Rod F. Dammeyer and Morris S. Weeden. The Audit Committee reviews the scope of the audit of the Company's consolidated financial statements by independent public accountants and their report on such audit, evaluates audit performance and reports on such matters to the Board of Directors. The Audit Committee held four meetings during the year ended December 31, 1999.

     The Nominating Committee is composed of Parker H. Petit, Donald R. Millard and Carl E. Sanders. The Nominating Committee identifies, screens and recommends candidates for appointment to the Board of Directors for consideration by the full Board of Directors of the Company and by the stockholders of the Company. The Committee will consider a candidate for a director proposed by a stockholder. A candidate must be highly qualified and be both willing and expressly interested in serving on the Board. A stockholder wishing to propose a candidate for the Committee's consideration should forward the candidate's name and information about the candidate's qualifications to Matria Healthcare, Inc., 1850 Parkway Place, Marietta, Georgia 30067, Attention: Corporate Secretary. The Nominating Committee held one meeting during the year ended December 31, 1999.

     During the year ended December 31, 1999, the Board of Directors held seven meetings. Each of the Directors who served as directors during 1999 attended more than 75% of the total number of Board meetings and meetings of committees of which he or she was a member during 1999.

EXECUTIVE COMPENSATION

     The following table sets forth compensation paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executive Officers") for their services in all capacities to the Company and its subsidiaries in fiscal years 1999, 1998 and 1997:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                  ANNUAL COMPENSATION     ---------------------    ALL OTHER
                                                 ----------------------   SECURITIES UNDERLYING    COMPENSA-
NAME AND PRINCIPAL POSITION               YEAR   SALARY ($)   BONUS ($)        OPTIONS (#)        TION ($)(1)
---------------------------               ----   ----------   ---------   ---------------------   -----------
Donald R. Millard.......................  1999    $381,032    $    -0-           147,000           $189,763
  President and Chief Executive Officer   1998     367,914         -0-           160,750            261,324
                                          1997     242,302     243,452           180,000            122,061
Frank D. Powers.........................  1999     320,494         -0-            85,400            179,446
  Executive Vice President and Chief      1998     312,892         -0-            96,450            228,437
  Operating Officer                       1997     250,143     223,819           200,000            123,855
Roberta L. McCaw(2).....................  1999     151,846         -0-            17,300             99,782
  Vice President -- Legal, General
  Counsel                                 1998     138,184         -0-            18,575             93,521
  and Secretary
Thornton A. Kuntz, Jr...................  1999     166,063         -0-            17,300            109,839
  Vice President -- Administration        1998     167,523         -0-            19,290            106,958
                                          1997     150,946      95,873            17,250              4,043
Yvonne V. Scoggins......................  1999     166,039         -0-            17,300            116,334
  Vice President, Chief Accounting
  Officer                                 1998     162,096         -0-            19,290            118,967
  and Treasurer                           1997     144,713      81,195            14,375              4,648

---------------

(1) Details of amounts reported in "All Other Compensation" column are provided in the table below. Effective January 1, 1997, Messrs. Millard and Powers agreed to forego vested benefits under the Company's non-qualified retirement plan in exchange for entering into a split-dollar life insurance arrangement with the Company. See "Pension Plan" herein. Effective July 1, 1998, the Company entered into split-dollar life insurance agreements with Mr. Kuntz, Ms. Scoggins and Ms. McCaw. The amounts shown below as "Split Dollar Insurance Premium Value" represent the present value of the earnings projected to accrue for the employee's benefit on the current year's insurance premium paid by the Company plus the portion of the premium paid allocable to the term life insurance provided under the policy.

                 ITEM                      MR. MILLARD   MR. POWERS   MS. MCCAW   MR. KUNTZ   MS. SCOGGINS
                 ----                      -----------   ----------   ---------   ---------   ------------
    Officer Term Life Insurance...  1999    $  6,577      $  5,985     $   926    $  1,259      $  1,784
                                    1998       5,942         4,840         561         907         1,279
                                    1997       1,340           426         N/A         270           648
    Split Dollar Insurance Premium
      Value.......................  1999    $178,386      $168,661     $94,301    $103,780      $109,750
                                    1998     250,582       218,797      88,160     101,251       112,888
                                    1997     116,721       119,429         N/A         -0-           -0-
    401(k) Matching
      Contributions...............  1999    $  4,800      $  4,800     $ 4,555    $  4,800      $  4,800
                                    1998       4,800         4,800       4,800       4,800         4,800
                                    1997       4,000         4,000         N/A       3,773         4,000
    Total All Other
      Compensation................  1999    $189,763      $179,446     $99,782    $109,839      $116,334
                                    1998     261,324       228,437      93,521     106,958       118,967
                                    1997     122,061       123,855         N/A       4,043         4,648

---------------

(2) Ms. McCaw was promoted to this position on April 27, 1998.

STOCK OPTIONS

     The following table contains information concerning the grant of stock options to the Named Executive Officers of the Company during 1999:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                                  ------------------------------------                  VALUE AT ASSUMED
                                  NUMBER OF                                              ANNUAL RATES OF
                                  SECURITIES    % OF TOTAL    EXERCISE                     STOCK PRICE
                                  UNDERLYING   OPTIONS/SARS      OR                     APPRECIATION FOR
                                   OPTIONS      GRANTED TO      BASE                     OPTION TERM(2)
                                   GRANTED     EMPLOYEES IN    PRICE     EXPIRATION   ---------------------
              NAME                  (#)(1)     FISCAL YEAR     ($/SH)       DATE       5% ($)      10% ($)
              ----                ----------   ------------   --------   ----------   ---------   ---------
Donald R. Millard...............   147,000         19.8%       $4.125    1/19/2009    $381,346    $966,406
Frank D. Powers.................    85,400         11.5%        4.125    1/19/2009     221,544     561,436
Roberta L. McCaw................    17,300          2.0%        4.125    1/19/2009      44,879     113,733
Thornton A. Kuntz, Jr...........    17,300          2.0%        4.125    1/19/2009      44,879     113,733
Yvonne V. Scoggins..............    17,300          2.0%        4.125    1/19/2009      44,879     113,733

---------------

(1) These options to purchase the Company's Common Stock were granted under the Company's 1997 Stock Incentive Plan (the "1997 Plan") on January 19, 1999. For each option granted under the 1997 Plan, full vesting shall occur not before two years and not later than four years from the date of grant (the "Vesting Measurement Date"), based on performance vesting thresholds.
(2) Based on actual option term and annual compounding. These amounts are calculated pursuant to applicable requirements of the SEC and do not represent a forecast of the future appreciation of the Company's Common Stock.

STOCK OPTION EXERCISES

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options in 1999 and unexercised options held as of the end of the fiscal year:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                      NUMBER OF SECURITIES
                                                                     UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-
                           SHARES                                    OPTIONS AT FISCAL YEAR         THE-MONEY OPTIONS AT
                          ACQUIRED          VALUE REALIZED                   END (#)               FISCAL YEAR END ($)(1)
                         ON EXERCISE   (MARKET PRICE AT EXERCISE   ---------------------------   ---------------------------
NAME                         (#)         LESS EXERCISE PRICE)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   -------------------------   -----------   -------------   -----------   -------------
Donald R. Millard....      30,000               $48,699              155,000        397,750        $6,321             -0-
Frank D. Powers......         -0-                   -0-              160,000        281,850         3,612             -0-
Roberta L. McCaw.....         -0-                   -0-                7,312         40,188           -0-             -0-
Thornton A. Kuntz,
  Jr.................       6,668                21,868               33,625         45,215         1,806             -0-
Yvonne V. Scoggins...         -0-                   -0-               19,688         43,777           -0-             -0-

---------------

(1) Based on $4.125, the last sale price of the Company's Common Stock on December 31, 1999.

COMPENSATION OF DIRECTORS

     The Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. Directors who are not employees of the Company ("Non-Employee Directors") receive a fee of $3,000 per quarter, plus $1,000 for each Board meeting attended and $750 for each Committee meeting attended on a day other than a Regular Meeting of the Board, and are reimbursed for any travel expenses incurred. In lieu of the above retainer and meeting fees, Mr. Petit is paid a fee of $37,500 per quarter for his services as Chairman of the Board. In addition, under the 1996 Director's Non-Qualified Stock Option Plan, all Non-Employee Directors are entitled to receive an initial grant of options to purchase 5,000 shares of the Company's Common Stock and at each annual meeting of stockholders after their first full year serving as a director, an additional grant of options to purchase 10,000 shares of Common Stock. The option price for all such options is the fair market value of the underlying Common Stock on the date of grant. Options have a ten year term and vest monthly over 12 months. On July 23, 1999, each Non-Employee Director other than Mr. Dammeyer was awarded an option to purchase 10,000 shares of Common Stock at a price of $6.00 per share under the 1996 Directors' Non-Qualified Stock Option Plan. On January 19, 1999, Mr. Petit received an award of options to purchase 60,000 shares of Common Stock under the Company's 1997 Stock Incentive Plan and Mr. Dammeyer received an option to purchase 5,000 shares of Common Stock under the 1996 Directors' Non-Qualified Stock Option Plan due to his election as a director on that date. The option price for these options was $4.125 per share, which represented the fair market value of the underlying Common Stock on the date of grant. These options also have a ten year term and vest monthly over 12 months.

SEVERANCE AGREEMENTS

     On April 27, 1999, the Company entered into severance agreements with Mr. Millard, Mr. Powers and Ms. Scoggins. The severance agreements provide for a lump sum severance payment to the executive in the event that the executive's employment is involuntarily terminated for reasons other than the executive's death, disability or "cause" (defined as certain acts of criminal or civil fraud), or if the executive voluntarily terminates employment for "good reason" (defined as failure to be reelected as an officer of the Company, reduction in base salary, discontinuance of certain incentive or stock option plans or actions materially adversely affecting the executive's participation therein, or failure to honor earned and accrued vacation balances). The severance payment is in an amount equal to two times the executive's annual base salary and targeted base bonus as of the date of the agreement (the "Severance Amount"). Mr. Powers also is entitled to a lump sum severance payment if he voluntarily terminates his employment without "good reason" at any time after the first year of the agreement. In such case, the severance payment would be equal to the

Severance Amount less the amount of any gain accruing to Mr. Powers after the date of the agreement with respect to stock options granted to him by the Company (whether the grant date is before or after the date of the agreement) through the earlier of the date of exercise or the date of expiration of the option. In addition, in circumstances in which an executive is entitled to a severance payment, the executive also will be entitled to receive, for a period of two years after the date of termination, life, disability and health insurance coverage, automobile allowances and other fringe benefits equivalent to those in effect at the date of termination of employment. The agreements require the executive to comply with certain covenants that preclude the executive from competing with the Company or soliciting customers or employees of the Company for a period of two years following termination of employment.

     In addition to the agreements discussed in the preceding paragraph, the Company has entered into change in control severance agreements with Mr. Millard, Mr. Powers and Ms. Scoggins. These agreements provide that if the executive's employment with the Company terminates following the consummation of a "change in control" for reasons other than the executive's death, disability or retirement, or by the Company for "cause" (as defined in the preceding paragraph), or if the executive terminates employment for "good reason" (which is defined to include the reasons set forth in the preceding paragraph as well as other reasons, such as a reduction in powers and responsibilities or an adverse change in title), the executive may elect to receive, in lieu of any severance payments provided in the agreement described in the preceding paragraph, a lump sum severance payment equal to three times the executive's annual base salary and targeted base bonus as of the date of the agreement. In addition, such executive shall be entitled to receive, for a period of three years after the date of termination, all life, disability and health insurance coverage, automobile allowances and other fringe benefits equivalent to those in effect at the date of termination and will be entitled to receive additional amounts, if any, relating to any excise taxes imposed on the executive as a result of Section 280(g) of the Internal Revenue Code of 1986, as amended (the "Code"). The agreements require the executive to comply with certain covenants that preclude the executive from competing with the Company or soliciting customers or employees of the Company for a period of three years following termination of employment.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph shall not be incorporated by reference into any such filings.

            COMPENSATION COMMITTEE REPORT ON CORPORATE COMPENSATION

     Overall Objectives and Approach. In 1997 the Company engaged William M. Mercer, Incorporated ("Mercer"), a recognized consulting firm with a specialty in employee compensation to conduct a review of its overall compensation program, including base compensation, incentive compensation and stock option programs, and to compare the compensation of the Named Executive Officers to that of persons in positions of similar responsibility at other companies both within and outside of the healthcare industry. A report was presented by Mercer to the Compensation Committee in April 1997 and, in part, formed the basis for the Compensation Committee's 1997, 1998 and 1999 compensation recommendations.

     In making its compensation determinations, the Compensation Committee evaluates, on both an absolute and relative basis, a variety of Company financial results (including sales, earnings, return on equity, return on assets and balance sheet strength), market share and competitive position, the potential for future growth, the overall importance of the individual to the organization, the individual and group performance of senior management and compensation levels at comparable companies, especially within the healthcare industry. In formulating its determinations, it recognizes and rewards achievements on an annual basis, while emphasizing the value and importance of sustained long-term performance and recognition of developing trends within the healthcare industry. The Compensation Committee reviews information prepared or compiled by the Company, as well as draws on the business experience of the individual members of the Compensation Committee.

     Cash Compensation. Officers and other employees are compensated within salary ranges that are generally based on similar positions in companies of comparable size and complexity to the Company. The actual base pay level for each executive officer is based on a combination of experience, performance and other factors that are determined to be important by the Committee. The salary of the executive officers is generally reviewed annually at the beginning of each year, with the amount of any increases based on factors such as Company performance, general economic conditions, marketplace compensation trends and individual performance.

     Cash bonuses for management are paid under the Company's incentive bonus plan (the "MIP Plan"). Bonuses under the MIP Plan are computed as a percentage of year-end base salary. The amount of and entitlement to bonuses paid under the MIP Plan are based upon the performance of the Company in comparison to its operating budget. The Committee determines the participants in the MIP Plan and sets the target bonus levels and performance criteria in the first quarter of each year.

     Stock Options. On Mercer's recommendation, the Company grants stock options to certain of its management employees, based on guidelines that take salary level, tenure, individual performance rating and importance to the Company into account. Stock options have been granted at exercise prices equal to the market price on the date of grant and typically become exercisable in one of two ways (either (i) based on the financial performance of the Company or (ii) 50% on the third anniversary of the grant and 50% on the fourth anniversary of the grant), and expire on the tenth anniversary.

     CEO Compensation. Mr. Millard has served as the Company's Chief Executive Officer since October 1997. His compensation consists of the same components as that of other senior executives, namely base salary, bonus and stock options. In establishing the chief executive officer's compensation, the Committee applied the principles outlined above in essentially the same manner as they were applied to the other executives. Mr. Millard's compensation was re-evaluated by the Compensation Committee in October 1997 in connection with Mr. Millard's promotion to President and Chief Executive Officer. Based on Mr. Millard's contribution to the Company's strong performance in the first three quarters of 1997 and increased responsibilities, the Compensation Committee increased Mr. Millard's annual salary rate from $222,000 to $235,320 effective for the period from February 1, 1997 through October 31, 1997, to $310,000 effective November 1, 1997 and to $331,700 effective March 1, 1998. The Compensation Committee again reviewed Mr. Millard's compensation in February 1999. Based on Mr. Millard's success in implementing the Company's diversification strategy through the acquisitions of the Company's cardiology and diabetes businesses and to bring Mr. Millard's compensation into line with that of chief executive officers of similar companies, the Compensation Committee increased Mr. Millard's annual salary rate to $390,000 effective March 1, 1999. In January 1999, the Board granted options to Mr. Millard to purchase 147,000 shares of the Company's Common Stock.

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                                Morris S. Weeden
                              Frederick P. Zuspan

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is responsible for executive compensation decisions as described above. During 1999, the Compensation Committee consisted of Morris S. Weeden and Frederick P. Zuspan. No voting member of the Compensation Committee is currently or has served as an executive officer or employee of the Company.

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns for the periods in question for the Company, the S&P 500 Index and the S&P Healthcare Composite Index. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at April 1, 1996 (the first day of the first full month of trading of the Common Stock of the Company), and that all dividends were reinvested. The Company has paid no dividends during such time period. The Company's Common Stock commenced trading on March 8, 1996, closing at a price of $8.875 on that date and $8.375 on April 1, 1996.

                                                         MATRIA                      S&P 500                     S&P HEA
                                                         ------                      -------                     -------
April96                                                  100.00                      100.00                      100.00
1996                                                      56.72                      116.70                      116.23
1997                                                      67.17                      155.63                      167.04
1998                                                      34.33                      200.10                      240.89
1999                                                      49.25                      242.21                      221.03

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Carl E. Sanders, a director of the Company, is also the Chairman of Troutman Sanders LLP, a law firm based in Atlanta, Georgia, which provided certain legal services to the Company in fiscal year 1999 and is expected to be retained by the Company in the future.

     Mr. Mark J. Gainor, a director of the Company, is also the President and Chief Executive Officer of Lucor Holdings, LLC, which entered into an agreement with the Company, effective January 19, 1999, to provide management services to the Company's diabetes supplies and services division. The agreement has a term extending through December 31, 2008, but can be cancelled by either party on 60 days' notice at the end of each calendar year during the term. Management fees during 1999 were $800,000. Management fees payable in 2000 and subsequent years will be established by agreement of Lucor Holdings, LLC and the Company's Board of Directors. In addition, Mr. Gainor became an employee of the Company in 2000 at a salary of $50,000 per year.

     Mr. Gainor indirectly owns a controlling interest in and is the President and Chief Executive Officer of Gainor Medical Management, L.L.C. ("Gainor Medical"), and SZ Investments, L.L.C. ("SZI"), a company controlled by Mr. Sam Zell, owns a minority interest in Gainor Medical. Mr. Rod F. Dammeyer, also a director of the Company, is the managing partner of Equity Group Corporate Investments, a privately held investment firm also controlled by Mr. Zell. Both Mr. Gainor and Mr. Dammeyer serve on Gainor Medical's Management Committee.

     On January 19, 1999, pursuant to the Company's acquisition of Gainor Medical, the Company entered into a five year standstill agreement (the "Standstill Agreement") with Mr. Gainor and SZI which allows Mr. Gainor and SZI to increase their stock ownership in the Company to an aggregate of up to 35% of the Company's Common Stock, on a fully diluted basis, subject to a requirement that they refrain from any attempt to gain control of the Company during the term of the Standstill Agreement. Pursuant to this transaction, the Company amended its shareholder rights plan to permit the acquisition of shares by Mr. Gainor, SZI and their respective affiliates and permitted transferees within the limits set forth in the Standstill Agreement. The acquisition agreement related to the Gainor Medical transaction also provides for the payment to Gainor Medical by the Company in the year 2000 of up to $35 million of additional contingent purchase price based on 1999 performance of the acquired companies.

     As of December 31, 1999, the Company estimated that approximately $13 million of the additional contingent purchase price would be earned and such amount is reflected as additional goodwill and long-term debt on the Company's consolidated balance sheet for the year ended December 31, 1999. In the first quarter of 2000, the Company completed its financial review and computed the additional contingent purchase price to be $13.319 million. The contingent purchase price will be payable by the issuance of subordinated notes to the sellers in 2000. These notes will bear an interest rate of 12% per annum, 8% to be paid quarterly and 4% accruing to maturity, and principal payments will be made in the amount of one-third of the original note amount on each of the third, fourth and fifth anniversaries of the note.

                    2. APPROVAL OF 2000 STOCK INCENTIVE PLAN

     The Board of Directors has approved and recommends the stockholders of the Company approve the adoption of the Matria Healthcare, Inc. 2000 Stock Incentive Plan (the "2000 Stock Plan"). Approval of the 2000 Stock Plan by the stockholders is intended, among other things, to qualify options, stock grants and stock appreciation rights ("SARs") granted under the 2000 Stock Plan to certain executive officers of the Company as "performance-based compensation," which is not subject to the limits on deductibility of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), described further below, and to enable the Company to grant incentive stock options ("ISOs") under
Section 422 of the Code. In addition, the Nasdaq Stock Market, on which shares of the Company's Common Stock are listed, requires stockholder approval of a plan pursuant to which stock may be acquired by officers or directors.

PURPOSE OF THE 2000 STOCK PLAN

     The Board of Directors believes that stock-based incentives are an important element of the Company's compensation package, particularly for senior employees. The purpose of the 2000 Stock Plan is to provide incentives to selected individuals for increased efforts and successful achievement on behalf of or in the interest of the Company. Persons eligible to participate in the plan are employees, officers, independent contractors and consultants of the Company or one of its subsidiaries (or future parent companies) as the Compensation Committee, in its discretion, shall designate from time to time. As of March 31, 2000, the Company employed 963 persons and had one non-employee officer.

     The 2000 Stock Plan has three components: a stock option component, a stock bonus/stock purchase component and a stock appreciation rights component. The stock option component of the 2000 Stock Plan provides a means whereby participants are given an opportunity to purchase shares of the Company's Common Stock pursuant to: (i) options that may qualify as ISOs under Section 422 of the Code, or (ii) nonqualified stock options ("NQSOs"). ISOs may be granted only to persons who are employees of the Company or any of its subsidiaries. ISOs may not be granted to any person who, at the time that the ISO is granted owns stock possessing more than 10% of the combined voting power of all classes of the Company's stock or any of the Company's subsidiaries stock ("10% stockholders"), unless the exercise price of the shares of the Company Common Stock covered by the option is at least 110% of the fair market value of such shares at the date of grant and such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     Except for ISOs granted to 10% stockholders, ISOs may be granted under the stock option component of the 2000 Stock Plan for terms up to ten years from the date of grant. Except for ISOs granted to 10% stockholders, the exercise price of ISOs granted under the 2000 Stock Plan must be at least equal to 100% of the fair market value of the Company's Common Stock as of the date of grant. The exercise price of NQSOs granted under the 2000 Stock Incentive Plan must be at a price determined by the Compensation Committee. However, NQSOs granted to the chief executive officer or the four other most highly compensated officers of the Company (referred to herein as "Covered Employees") must have an exercise price which is not less than the fair market value of the shares covered by the option on the date the option is granted.

     The stock bonus/stock purchase component of the 2000 Stock Plan provides a means whereby participants in the 2000 Stock Plan may receive bonuses of shares of the Company's Common Stock or the right to purchase shares of the Company's Common Stock, subject to the restrictions, if any, imposed by the Compensation Committee. The purchase price for rights to purchase shares of the Company's Common Stock granted under the 2000 Stock Plan will be at a price determined by the Compensation Committee. Stock bonuses may be granted under the 2000 Stock Plan with such terms and provisions and for such consideration, if any, as may be determined by the Compensation Committee.

     The SAR component of the 2000 Stock Plan provides a means whereby participants may receive compensation based on appreciation in value of the Company's Common Stock after the date of grant. SARs may be granted either separately or in tandem with stock options, as determined by the Compensation Committee.

     Although the Company reserves the right to utilize both the stock bonus/stock purchase and SAR components of the 2000 Stock Plan, the Company, historically has awarded ISOs and NQSOs only and the Company currently anticipates that this will continue to be its practice. The 2000 Stock Plan is administered by the Compensation Committee. The Compensation Committee has broad discretion, subject to the terms of the 2000 Stock Plan to determine the persons entitled to receive options, stock bonuses, SARs or the right to purchase shares of the Company's Common Stock, the timing, terms and conditions thereof, and the number of shares for which such options, bonuses of stock, SARs and rights to purchase stock may be granted. Payment of the purchase price and any withholding amounts upon the exercise of an option or SAR granted under the 2000 Stock Plan shall be made in cash or by personal check, certified check, bank draft, or postal or money order; provided that such payment may, in the case of options, at the discretion of the Compensation Committee, consist of: (i) shares of the Company's Common Stock; (ii) an irrevocable direction to a broker to sell shares of the Company's Common Stock and deliver all or a portion of the proceeds to the Company in payment of the exercise price; (iii) a promissory note with such terms as the Compensation Committee shall approve; or (iv) any combination of the foregoing. Grants made under the 2000 Stock Plan to Covered Employees may be made only by a subcommittee (referred to herein as the "Section 162(m) Subcommittee") of the Compensation Committee which is composed solely of two or more "outside directors," as such term is defined in Section 162(m) of the Code and the Regulations thereunder.

     The Company also has the discretion to provide in any stock option, SAR, stock bonus or stock purchase agreement under the 2000 Stock Plan that, in the event of a change of control or a corporate transaction (or in some cases, the disposition of a subsidiary), any such option or SAR will become immediately exercisable and any stock covered by a stock bonus or stock purchase award will become released from any restrictions on transfer and repurchase or forfeiture rights. Under the 2000 Stock Plan, a "change of control" occurs upon (i) the acquisition of more than 50% of the voting power of the Company by any person or more than one person acting as a group or (ii) a change in the composition of the members of the Board over a three-year period or less to include a majority of persons not serving on the Board at the beginning of the period or nominated by such persons. Under the plan, a "corporate transaction" consists of approval by the Stockholders of (i) a merger or consolidation in which the Company is not the surviving entity, (ii) the sale of all or substantially all of the assets of the Company or (iii) any reverse merger or other acquisition or business combination in which the Company is the surviving entity in which holders of the Company's voting securities prior to the merger do not own at least 50% of the voting power in the Company after the merger.

     Options, stock bonuses and rights to purchase the Company's Common Stock may be granted under the 2000 Stock Plan to exercise or purchase an aggregate of not more than 2,200,000 shares of the Company's Common Stock (subject to adjustment to reflect certain transactions). The 2000 Stock Plan contains a $100,000 limitation on the aggregate fair market value of ISOs which become exercisable in any calendar year. In addition, under the 2000 Stock Plan, the maximum number of shares of stock with respect to which SARs or options to acquire stock may be granted, or sale or bonus grants of stock may be made, to any individual per calendar year shall not exceed 500,000 shares (subject to adjustment to reflect certain corporate transactions).

     Awards under the 2000 Stock Plan will be based on guidelines that take salary level, tenure, individual performance rating and importance to the Company into account. Accordingly, future awards ("new plan benefits") under the 2000 Stock Option Plan are not determinable at this time. Reference is made to the sections captioned "Executive Compensation," "Stock Options" and "Stock Option Exercises" at pages 8 to 10 of this Proxy Statement for detailed information on stock incentive awards and exercises of such awards by certain executive officers under former stock incentive plans.

     The Board of Directors may at any time amend, suspend or terminate the 2000 Stock Plan as it deems advisable without stockholder approval (subject to applicable law), but no such amendment, suspension or termination may impair any option or SAR previously granted, and the 2000 Stock Plan cannot be amended without stockholder approval to materially increase the number of shares of Common Stock available under the plan or to materially modify the eligibility requirements for participation in the plan.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. If an option under the 2000 Stock Plan is treated as an ISO, the optionee generally recognizes no regular taxable income as the result of the grant or exercise of the option. However, an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price is classified as an item of alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax.

     The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an ISO, regardless of the applicability of the alternative minimum tax to the optionee. The Company will be entitled to a deduction, however, to the extent that ordinary income is recognized by the optionee upon a disqualifying disposition (see below).

     Upon a sale or exchange of the shares at least two years after the grant of an ISO and one year from exercise of the option, gain or loss will be recognized by the optionee equal to the difference between the sale price and the exercise price. Such gain or loss will be characterized for federal income tax purposes as long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

     If an optionee disposes of shares acquired upon exercise of an ISO prior to completion of either of the above holding periods, the optionee will have made a "disqualifying disposition" of the shares. In such event, the optionee will recognize ordinary income at the time of disposition equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee on a disqualifying disposition if the optionee's total compensation is deemed reasonable in amount.

     The optionee also will recognize capital gain or loss on such disqualifying disposition in an amount equal to the difference between (i) the amount realized by the optionee upon such disqualifying disposition of the stock and (ii) the exercise price, increased by the total amount of ordinary income, if any, recognized by the optionee upon such disqualifying disposition (as described in the second sentence of the preceding paragraph). Any such capital gain or loss resulting from a disqualifying disposition of shares acquired upon exercise of an ISO will be long-term capital gain or loss if the shares with respect to which such gain or loss is realized have been held for more than 12 months.

     Nonqualified Stock Options. An optionee generally recognizes no taxable income as the result of the grant of an NQSO, assuming that the option does not have a readily ascertainable fair market value at the time it is granted (which is usually the case with plans of this type). Upon exercise of an NQSO, an optionee will normally recognize ordinary compensation income for federal tax purposes equal to the excess, if any, of the then fair market value of the shares over the exercise price. Optionees who are employees will be subject to withholding with respect to income recognized upon exercise of a NQSO.

     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the exercising optionee, so long as the optionee's total compensation is deemed reasonable in amount.

     Upon a sale of shares acquired pursuant to the exercise of an NQSO, any difference between the sale price and the fair market value of the shares on the date of exercise will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than 12 months.

     Stock Bonus/Stock Purchase. The federal income tax treatment of individuals who receive property in connection with the performance of services is governed by Section 83 of the Code. That section requires that the recipient of the property recognize income from the transfer in an amount equal to the excess of the fair market value of the property received over the amount (if any) paid for the property. Income is recognized by the recipient in the first year in which the rights of the recipient to the property become "vested," i.e., are transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. The income is taxable at ordinary income rates and (in the case of participating individuals who are employees) is subject to withholding of income and applicable employment taxes at the time of vesting.

     Under the 2000 Stock Plan, participating individuals may or may not pay any consideration for stock transferred to them under the stock bonus/stock purchase component of the Plan, and the stock transferred may or may not be subject to restrictions. If stock is granted to a recipient without restrictions, the recipient will recognize ordinary income (calculated as described in the preceding paragraph) in the recipient's taxable year in which the stock is granted.

     If stock granted under the 2000 Stock Plan is nontransferable and subject to a substantial risk of forfeiture, then (unless an election is made under Section 83(b) of the Code, as described in the next paragraph), recipients of stock will recognize taxable income as of each date on which they become vested in stock received under the Plan in the amount of the fair market value of the stock then vesting (less the amount, if any, paid for such stock).

     Participating individuals may elect under Section 83(b) of the Code to report as taxable income in the year of award an amount equal to the stock's fair market value at the date of award (less the amount, if any, paid for such stock). If such an election is made, the electing employee is not required thereafter to report any further compensation income upon becoming vested in the stock covered by the election. Such an election must be made within 30 days of receipt of the stock. Such election may not be revoked except with the consent of the Internal Revenue Service. Participating individuals making this election who are employees will be subject to withholding with respect to the taxable income they recognize at the time the stock is awarded to them.

     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individuals, so long as the individual's total compensation is deemed reasonable in amount. Dividends paid on stock transferred under the 2000 Stock Plan are generally treated as additional compensation prior to vesting, but are treated as true dividends after vesting (or after a Section 83(b) election). Dividends are not deductible by the Company.

     Participating individuals will recognize gain upon the disposition of their stock equal to the excess of (a) the amount realized on such disposition over
(b) the ordinary income recognized with respect to their stock under the principles set forth above (plus the amount, if any, paid for such stock). That gain will be taxable as long or short term capital gain depending on the period held.

     If a participating individual disposes of his or her stock for an amount less than the amount of ordinary income recognized with respect to the stock (plus the amount, if any, paid with respect to the stock), he or she will generally recognize a capital loss (long or short-term, depending on the holding period) equal to the difference between any ordinary income recognized with respect to the stock under the principles described previously (plus the amount, if any, paid for the stock) and the amount realized upon disposition of the stock. If a participating individual forfeits unvested stock with respect to which no Section 83(b) election has been made upon termination of employment, he or she will generally recognize ordinary income or loss equal to the difference between the amount, if any, paid by the employee for the stock and the amount received as a result of the forfeiture. If a participating individual forfeits unvested stock with respect to which a Section 83(b) election has been made upon termination of employment, he or she will generally recognize a capital gain or loss equal to the difference between the amount, if any, paid by the employee for the stock and the amount received as a result of the forfeiture, but no loss or deduction is allowed with respect to the amount previously included in income as a result of the Section 83(b) election.

     SARs. Recipients of SARs generally should not recognize income until such rights are exercised. Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. Participating individuals who are employees will be subject to withholding with respect to income recognized upon exercise of an SAR.

     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the individual's total compensation is deemed reasonable in amount.

     Participating individuals will recognize gain upon the disposition of any stock received on exercise of an SAR equal to the excess of (a) the amount realized on such disposition over (b) the ordinary income recognized with respect to such stock under the principles set forth above. That gain will be taxable as long or short term capital gain depending on whether the stock was held for at least 12 months.

     Section 162(m) of the Code. Under Section 162(m) of the Code, compensation paid to any Covered Employee is potentially nondeductible by the Company to the extent that it exceeds $1,000,000. However, certain "performance-based compensation" is exempt from the $1,000,000 cap on deductibility. The 2000 Stock Plan contains provisions designed to qualify options and SARs granted thereunder to Covered Employees as "performance-based compensation" under Section 162(m). These provisions include the following: (1) grants to Covered Employees are made only by the Section 162(m) Subcommittee; (2) the 2000 Stock Plan states a maximum number of shares with respect to which options or SARs may be granted to any individual per calendar year; (3) in the case of grants to Covered Employees, the option exercise price must be at least equal to the fair market value of the stock on the date the option is granted and (4) the effectiveness of grants to Covered Employees is contingent upon stockholder approval of the 2000 Stock Plan.

MARKET PRICE OF THE COMMON STOCK

     The closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $5.125 per share on April 6, 2000. As of such date, the aggregate market value of the 2,200,000 shares of Common Stock issuable under the 2000 Stock Plan was $11,275,000.

TEXT OF THE PLAN

     The preceding summary of the 2000 Stock Plan is qualified in its entirety by reference to the complete text of the 2000 Stock Plan which is set forth in Exhibit A to this Proxy Statement.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE
                           2000 INCENTIVE STOCK PLAN

         3. APPROVAL OF 2000 DIRECTORS' NON-QUALIFIED STOCK OPTION PLAN

     On January 24, 2000, the Board of Directors approved the 2000 Non-employee Director Stock Option Plan (the "Director Plan"), subject to approval by the stockholders at the 2000 Annual Meeting of Stockholders. The purpose of the Director Plan is to promote the interests of the Company and its stockholders in obtaining and maintaining the services of knowledgeable and independent directors on the Company's Board of Directors (the "Board"), to provide an additional incentive for such directors to serve on the Board and to give them a greater interest as stockholders in the success of the Company. An aggregate of 250,000 shares of the Company's Common Stock is reserved for issuance under the Director Plan (subject to adjustment to reflect certain transactions).

     Under the Director Plan each non-employee director of the Company ("Non-Employee Director") will receive a NQSO to purchase 5,000 shares of the Company's Common Stock (an "Initial Grant") upon his or her first election or appointment to the Board of Directors. The Company currently has six non-employee directors. In addition, the Director Plan provides that each Non-Employee Director who is a director immediately prior to an annual meeting of the Company's shareholders and who continues to be a director after such meeting will be granted an option to purchase 10,000 shares of the Company's Common Stock (a "Subsequent Grant") provided that no Subsequent Grant will be made to any Non-Employee Director who has not served as a director of the Company, as of the time of such annual meeting, for at least one year. Each Subsequent Grant will be made on the date of the annual shareholder's meeting in question.

     The exercise price per share of each option granted under the Director Plan will be the fair market value of the Company' Common Stock on the date the option is granted. Payment of the exercise price of any option to purchase the Company Common Stock granted under the Director Plan may be made in cash, by personal check, a certified check, bank draft, or postal or express money order payable to the Company in lawful money of the United States. In addition, the Company may permit an optionee to pay the option price in whole or in part (i) with shares of Common Stock owned by the optionee or with shares of Common Stock withheld from the shares otherwise deliverable to the optionee upon exercise of an option; (ii) by delivery of any irrevocable direction to a securities broker to the Company in payment for the Common Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Company determines appropriate or (iv) in any combination of the foregoing. Any Common Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. The term of each option granted under the Director Plan shall be ten years from the date of grant, unless a shorter period is required by applicable law. The Board of Directors may, subject to certain exceptions, amend, terminate or suspend the Director Plan without stockholder approval; provided that no such amendment may impair options already outstanding under the Director Plan.

     Options granted under the Director Plan vest monthly over the 12 months from the date of grant, subject to earlier vesting upon a change in control or corporate transaction. Under the plan, a "change of control" occurs upon (i) the acquisition of more than 50% of the voting power of the Company by any person, or (ii) a change in the composition of the members of the Board over a three year period to include a majority of persons not serving on the Board at the beginning of the period or nominated by such persons. Under the plan, a "corporate transaction" consists of approval by the shareholders of (i) a merger or consolidation in which the Company is not the surviving entity, (ii) the sale of all or substantially all of the assets of the Company or (iii) any reverse merger in which the Company is the surviving entity in which holders of the Company's voting securities prior to the merger do not own at least 50% of the voting power in the Company after the merger.

     Federal Income Tax Consequences. The federal income tax consequences for options granted under the Director Plan are the same as those for Non-qualified Stock options described above under the 2000 Stock Incentive Plan.

NEW PLAN BENEFITS

     The benefits set forth below will be received by each of the following individuals under the Director Plan:

                                                              NUMBER OF OPTIONS
NAME AND POSITION                                               GRANTED/YEAR      EXERCISE PRICE
-----------------                                             -----------------   ---------------
Named Executive Officers....................................    Not eligible            N/A
Executive Officers as a group*..............................          10,000      Market Price on
                                                                                  May 18, 2000**
Non-executive Directors as a group..........................          50,000      Market Price on
                                                                                  May 18, 2000
Non-executive Officer Employees as a group..................    Not eligible            N/A

---------------

 * Mr. Petit is the non-employee Chairman of the Board of Directors.
** See "Market Price of Common Stock" below for market price on April 6, 2000.

     Of this year's nominees for Class II Directors, Ms. Ward and Dr. Zuspan will each receive options to purchase 10,000 shares of Common Stock during each year they serve as a director of the Company. Mr. Gainor, who is now an employee of the Company, will not be eligible to participate in the Director Plan.

MARKET PRICE OF COMMON STOCK

     The closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $5.125 per share on April 6, 2000. As of such date, the aggregate market value of the 250,000 shares of Common Stock issuable under the Director Plan was $1,281,250.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
        THE ADOPTION OF THE 2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                              INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG Peat Marwick LLP to audit the accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2000. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate stockholder questions.

                  STOCKHOLDER PROPOSALS AT THE COMPANY'S NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

     The 2001 Annual Meeting of Stockholders ("2001 Annual Meeting") is anticipated to be held in June 2001. A notice of intent of a stockholder of the Company to make a nomination or to bring any other proposal before the 2001 Annual Meeting must comply with the requirements set forth in the Company's Bylaws and must be received by the Secretary of the Company not more than 90 days and not less than 60 days in advance of the 2001 Annual Meeting. However, in the event less than 40 days' notice or prior public disclosure of the date of the 2001 Annual Meeting is given to stockholders, a notice of a stockholder to bring a matter before the 2001 Annual Meeting, to be timely, must be received no later than the close of business on the tenth day following the date that notice of the 2001 Annual Meeting was mailed or such public disclosure was made, whichever occurs first. The Company will furnish copies of the Bylaw provisions which set forth the requirements for the notice of intent by a stockholder upon written request to the Secretary of the Company at the address set forth below.

     In order for proposals by stockholders to be considered for inclusion in the proxy statement and form of proxy to be distributed by the Board in connection with the 2001 Annual Meeting, stockholders of the Company must submit such proposals to the Company no later than December 13, 2000. However, if the 2001 Annual Meeting is held on a date more than 30 days before or after May 18, 2001, any stockholder who wishes to have a proposal included in the Company's proxy statement for the 2001 Annual Meeting must submit the proposal to the Company within a reasonable time before the Company begins to print and mail its proxy materials.

     Notices of intention to present proposals at the 2001 Annual Meeting or requests in connection therewith should be addressed to Matria Healthcare, Inc., 1850 Parkway Place, Marietta, Georgia 30067, Attention: Corporate Secretary.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Act") requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports with the SEC regarding beneficial ownership of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all officers, directors and greater than ten percent beneficial owners complied with the Section 16(a) filing requirements of the Act.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     The Company will furnish without charge a copy of its Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 1999, including financial statements and schedules, to any record or beneficial owner of its Common Stock as of April 6, 2000 upon written or oral request of such person. Requests for such copies should be directed to:

                                Matria Healthcare, Inc.
                                1850 Parkway Place
                                Marietta, Georgia 30067
                                Attention: Corporate Secretary
                                (770) 767-4500

     If the person requesting the Form 10-K was not a stockholder of record on April 6, 2000, the request must include a representation that such person was a beneficial owner of the Common Stock on that date. Copies of any exhibit(s) to the Form 10-K will be furnished on request and upon the payment of the Company's expenses in furnishing such exhibit(s).

                                    GENERAL

     Management does not know of any other business to come before the 2000 Annual Meeting. If, however, other matters do properly come before the 2000 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          Roberta L. McCaw
                                          Secretary

April 17, 2000

                                                                       EXHIBIT A

                            MATRIA HEALTHCARE, INC.

                           2000 STOCK INCENTIVE PLAN

     1. Establishment, Purpose, and Definitions.

     (a) Matria Healthcare, Inc. (the "Company") hereby adopts the Matria Healthcare, Inc. 2000 Stock Incentive Plan (the "Plan").

     (b) The purpose of the Plan is to allow the Company to attract and retain eligible individuals (as defined in Section 5 below) and to provide incentives to such individuals for their services, increased efforts, and successful achievements on behalf of or in the interests of the Company and its Affiliates and to maximize the rewards due them for those efforts and achievements. The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates an opportunity to purchase shares of common stock, $0.01 par value per share, of the Company (the "Stock") pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and employees, officers, independent contractors, and consultants of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as "non-qualified stock options"). The Plan also provides for the sale or bonus grant of Stock to eligible individuals in connection with the performance of services for the Company or its Affiliates. Finally, the Plan authorizes the grant of stock appreciation rights ("SARs"), either separately or in tandem with stock options, entitling holders to cash compensation measured by appreciation in the value of the Stock.

     (c) The term "Affiliate" as used in the Plan means parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company that become such after adoption of the Plan.

     2. Administration of the Plan.

     (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to Section 2(f) below, the Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). If required by Rule 16b-3 (or any successor thereto) promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"): (i) the Committee shall consist of two (2) or more members of the Board or such lesser number of members of the Board as permitted by Rule 16b-3; and (ii) none of the members of the Committee shall receive, while serving on the Committee, or during the one-year period preceding appointment to the Committee, a grant or award of equity securities under the Plan or under any other plan of the Company or its Affiliates under which the participants are entitled to acquire Stock (including restricted stock), stock options, stock bonuses, related rights, or stock appreciation rights of the Company or any of its Affiliates, other than pursuant to transactions in any such other plan which do not disqualify a director from being a disinterested person under Rule 16b-3. Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chair of the Committee and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all members of the Committee, shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to the "Committee" shall be construed to refer to the Board.

     (b) The Committee shall determine which eligible individuals (as defined in Section 5 below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock, and the number of shares subject to such options.

     (c) The Committee shall also determine which eligible individuals (as defined in Section 5 below) shall be granted or issued SARs or Stock (other than pursuant to the exercise of options) under the Plan, the timing of such grants or issuances, the terms thereof (including any restrictions and the consideration, if any, to be paid therefor), and the number of shares or SARs to be granted.

     (d) The Committee may amend the terms of any outstanding option or SAR granted under this Plan, but any amendment that would adversely affect the holder's rights under an outstanding option or SAR shall not be made without the holder's written consent. The Committee may, with the holder's written consent, cancel any outstanding option or SAR or accept any outstanding option or SAR in exchange for a new option, SAR, or Stock under the Plan on such terms determined by the Committee. The Committee also may amend any stock purchase agreement or stock bonus agreement relating to sales or bonuses of Stock under the Plan, but any amendment that would adversely affect the individual's rights to the Stock shall not be made without his or her written consent.

     (e) The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing options, SARs, or Stock granted or issued under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all participants.

     (f) Notwithstanding the foregoing provisions of this Section 2, grants of options or SARs or Stock to any "Covered Employee," as such term is defined by
Section 162(m) of the Code, shall be made only by a subcommittee of the Committee which, in addition to meeting other applicable requirements of this
Section 2, is composed solely of two (2) or more outside directors within the meaning of Section 162(m) of the Code and the regulations thereunder (the "Subcommittee") to the extent necessary to qualify such grants as "performance-based compensation" under Section 162(m) of the Code and the regulations thereunder. In the case of grants to Covered Employees, references to the "Committee" shall be deemed to be references to the Subcommittee, as specified above.

     3. Fair Market Value. Where this Plan uses the term "fair market value" in connection with the Stock, such fair market value shall be determined by the Committee as follows:

     (a) If the Stock is listed on any established stock exchange or a national market system, including, without limitation, the NASDAQ National Market, its fair market value shall be the closing selling price for such stock on the principal securities exchange or national market system on which the Stock is at the time listed for trading. If there are no sales of Stock on that date, then the closing selling price for the Stock on the next preceding day for which such closing price is quoted shall be determinative of fair market value; or

     (b) If the Stock is not traded on an exchange or national market system, its fair market value shall be determined in good faith by the Committee, and such determination shall be conclusive and binding on all persons.

     4. Stock Subject to the Plan.

     (a) Subject to adjustment pursuant to Section 4(c) below, the aggregate number of shares of Stock available for issuance under the Plan and during the life of the Plan shall be 2,200,000 shares of Stock (subject to adjustment pursuant to Section 4(c) below).

     (b) If an option is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares of Stock that were subject to such option, but as to which the option had not been exercised, shall continue to be available under the Plan. Any shares of Stock forfeited to the Company pursuant to the terms of agreements evidencing sales or bonus grants under the Plan shall continue to be available under the Plan.

     (c) If there is any change in the Stock through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent (2%)), or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the outstanding options, SARs and stock purchase or stock bonus awards under the Plan, including adjustments to the aggregate number and kind of shares subject to the Plan, or to outstanding stock purchase or stock bonus agreements, or SAR agreements, and the number and kind of shares and the price per share subject to outstanding options.

     5. Eligible Individuals. Individuals who shall be eligible to have granted to them options, SARs, or Stock under the Plan shall be such employees, officers, independent contractors, and consultants of the Company or an Affiliate as the Committee, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options.

     6. Terms and Conditions of Options and SARs.

     (a) Each option granted pursuant to the Plan will be evidenced by a written stock option agreement executed by the Company and the person to whom such option is granted.

     (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that the term of an incentive stock option shall not be for more than ten (10) years and that, in the case of an incentive stock option granted to a person possessing more than ten percent (10%) of the combined voting power of the Company or an Affiliate, the term of each incentive stock option shall be no more than five (5) years.

     (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000. If the aggregate fair market value of stock with respect to which incentive stock options are exercisable by an optionee for the first time during any calendar year exceeds $100,000, such options shall be treated as non-qualified options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.

     (d) The exercise price of each incentive stock option shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted. The exercise price of each non-qualified stock option shall be as determined by the Committee. Notwithstanding the foregoing,
(i) in the case of an incentive stock option granted to a person possessing more than ten percent (10%) of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than one hundred ten percent (110%) of the fair market value of the Stock on the date the option is granted; and (ii) in the case of an option granted to a Covered Employee, the exercise price shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted. The exercise price of an option or SAR shall be subject to adjustment to the extent provided in
Section 4(c) above, but, in the case of a grant to a Covered Employee, only to the extent such adjustment does not cause the grant to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations thereunder.

     (e) The Committee may, under such terms and conditions as it deems appropriate, authorize the issuance of SARs evidenced by a written SAR agreement (which, in the case of tandem options, may be part of the option agreement to which the SAR relates) executed by the Company and the person to whom the SARs are granted. The SAR agreement shall specify the term for the SARs covered thereby, the cash amount payable or securities issuable upon exercise of the SAR, and contain such other terms, provisions, and conditions consistent with this Plan, as may be determined by the Committee.

     (f) Payment of the purchase price and any withholding amounts pursuant to
Section 11 upon the exercise of any option or SAR granted under this Plan shall be made in cash or by optionee's personal check, a certified check, a bank draft, or a postal or express money order payable to the order of the Company in lawful money of the United States; provided, however, that the Committee, in its sole discretion, may permit an optionee to pay the option price and any such withholding amounts in whole or in part (i) with shares of Stock owned by the optionee (provided that any shares of stock tendered for payment shall have been owned for a period of six (6) months, or such other period as in the opinion of the Committee shall be sufficient to avoid an accounting compensation charge with respect to the shares used to pay the option price); (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the

Committee to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate; or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option.

     (g) In the event that the exercise price is satisfied by shares withheld from the shares of Stock otherwise deliverable to the optionee, the Committee may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option. Such additional option shall be subject to the provisions of Section 6(i) below.

     (h) The stock option agreement or SAR Agreement may contain such other terms, provisions, and conditions consistent with this Plan, as may be determined by the Committee. If an option, or any part thereof, is intended to qualify as an incentive stock option, the stock option agreement shall contain those terms and conditions which are necessary to qualify it.

     (i) The maximum number of shares of Stock with respect to which SARs or options to acquire Stock may be granted, or sales or bonus grants of Stock may be made, to any individual per calendar year under this Plan shall not exceed 500,000 shares (which number may be increased without shareholder approval to reflect adjustments under Section 4(c) above, to the extent such adjustment, in the case of a grant to a Covered Employee, does not cause the grant to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations thereunder). To the extent required to cause options granted to Covered Employees to qualify as "performance-based compensation" under Section 162(m) of the Code and the regulations thereunder, in applying the foregoing limitation with respect to an employee, if any option is canceled, the canceled option shall continue to count against the maximum number of shares for which options may be granted to the employee under this
Section 6(i). For this purpose, the repricing of an option shall be treated as a cancellation of the existing option and the grant of a new option to the extent required by Section 162(m) of the Code or the regulations thereunder. The preceding sentence shall also apply in the case of an SAR, if, after the award is made, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the fair market value of the Stock.

     7. Terms and Conditions of Stock Purchases and Bonuses.

     (a) Each sale or bonus grant of Stock pursuant to the Plan will be evidenced by a written stock purchase agreement or stock bonus agreement, as applicable, executed by the Company and the person to whom such stock is sold or granted.

     (b) The stock purchase agreement or stock bonus agreement may contain such other terms, provisions, and conditions consistent with this Plan, as may be determined by the Committee, including, not by way of limitation, the consideration, if any, to be paid for the Stock, restrictions on transfer, forfeiture provisions, repurchase provisions, and vesting provisions.

     8. Use of Proceeds. Cash proceeds realized from the exercise of options granted under the Plan or from other sales of Stock under the Plan shall constitute general funds of the Company.

     9. Amendment, Suspension, or Termination of the Plan.

     (a) The Board may at any time amend, suspend, or terminate the Plan as it deems advisable; provided that such amendment, suspension, or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the shareholders, and provided further that, except as provided in Section 4(c) above and Section 15 below, the Board shall in no event amend the Plan in the following respects without the approval of shareholders then sufficient to approve the Plan in the first instance:

          (i) to increase the maximum number of shares of Stock provided in
     Section 6(i) above, with respect to which restricted stock, SARs, or options to acquire Stock may be granted to any Covered Employee per calendar year under the Plan;

          (ii) to materially increase the number of shares of Stock available under the Plan, or to increase the number of shares of Stock available for grant of incentive stock options under the Plan; or

          (iii) to materially modify the eligibility requirements for participation in the Plan or the class of employees eligible to receive options under the Plan, or to change the designation or class of persons eligible to receive incentive stock options under the Plan.

     (b) No option or SAR may be granted nor may any Stock be issued (other than upon exercise of outstanding options) under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension, or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option or SAR previously granted under the Plan. The Plan shall terminate with respect to the grant of incentive stock options on the tenth anniversary of the date of adoption of the Plan, unless previously terminated by the Board pursuant to this Section 9.

     10. Assignability. To the extent required by Rule 16b-3, no option or SAR granted pursuant to this Plan shall be transferable by the holder except by operation of law or by will or the laws of descent and distribution; provided that, if Rule 16b-3 is amended after the date of the Board's adoption of the Plan to permit broader transferability of options or SARs under that Rule, (i) any option or SAR granted after such amendment shall be transferable to the extent provided in the option agreement or the SAR agreement covering the option or the SAR; and (ii) outstanding options and SARs may, in the Committee's discretion, be amended to provide for broader transferability of those options and SARs as the Committee may authorize within the limitations of Rule 16b-3. Stock subject to a stock purchase agreement or a stock bonus agreement shall be transferable only as provided in such agreement. Notwithstanding the foregoing, if required by the Code, each incentive stock option under the Plan shall be transferable by the optionee only by will or the laws of descent and distribution, and, during the optionee's lifetime, be exercisable only by the optionee.

     11. Withholding Taxes. No Stock shall be granted or sold under the Plan to any individual, and no option or SAR may be exercised, until the individual has made arrangements acceptable to the Committee for the satisfaction of federal, state, and local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as incentive stock options under the applicable tax law, or the receipt of cash payments.

     12. Restrictions on Transfer of Shares. The Committee may require that the Stock acquired pursuant to the Plan be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfer as are in effect among the shareholders of the Company at the time such Stock is acquired, as well as to such other restrictions as the Committee shall deem appropriate.

     13. Change in Control.

     (a) For purposes of this Section 13, a "Change in Control" shall be deemed to occur upon:

          (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding Stock;

          (ii) a change in the composition of the Board over a period of thirty-six (36) months or less, such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership or by one or more actions by written consent of shareholders, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

     (b) For purposes of this Section 13, a "Corporate Transaction" shall be deemed to occur upon any of the following transactions to which the Company is a party:

          (i) approval by the Company's shareholders of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

          (ii) approval by the Company's shareholders of the sale, transfer, or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with a complete liquidation or dissolution of the Company; or

          (iii) approval by the Company's shareholders of any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

     (c) In its discretion, the Committee may provide in any stock option, SAR, Stock bonus, or Stock purchase agreement (or in an amendment thereto) evidencing an option, SAR, Stock bonus, or Stock purchase agreement hereunder that, in the event of any Corporate Transaction or an event giving rise to a Change in Control, any outstanding options or SARs covered by such an agreement shall be fully vested, non-forfeitable, and become exercisable, and that any restricted Stock covered by such an agreement shall be released from restrictions on transfer and repurchase or forfeiture rights, as of the date of the Change in Control or Corporate Transaction. However, the Committee may provide in any such agreement that, in the case of a Corporate Transaction, the Committee may determine that an outstanding option will not be so accelerated if and to the extent, (i) such option is either to be assumed by the successor or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof; or (ii) such option is to be replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payment in accordance with the same vesting schedule applicable to such option.

     (d) If the Committee determines to incorporate a Change in Control or Corporate Transaction acceleration provision in any option or SAR agreement hereunder, the agreement shall provide that, (i) in the event of a Change in Control or Corporate Transaction described in clauses (a)(i), (a)(ii), and
(b)(iii) of Section 13 above, the option or SAR shall remain exercisable for the remaining term of the option or SAR; and (ii) in the event of a Corporate Transaction described in clauses (i) or (ii) of Section 13(b) above, the option or SAR shall terminate as of the effective date of the Corporate Transaction described therein, unless such option or SAR is assumed by a successor corporation in the event of a Corporate Transaction described in clause (i) of
Section 13(b). If an option or SAR is assumed in the event of a Corporate Transaction described in clause (i) of Section 13(b) above, the option or SAR shall remain exercisable for the remaining term of the option or SAR. In no event shall any option or SAR under the Plan be exercised after the expiration of the term provided for in the related stock option agreement or SAR agreement pursuant to Section 6(b) or (e).

     (e) The Committee may provide in any option or SAR agreement hereunder that should the Company dispose of its equity holding in any subsidiary effected by,
(i) merger or consolidation involving that subsidiary; (ii) the sale of all or distribution of substantially all of the assets of that subsidiary; or (iii) the Company's sale of or distribution to shareholders of substantially all of the outstanding capital stock of such subsidiary ("Subsidiary Disposition") while a holder of the option or SAR is engaged in the performance of services for the affected subsidiary corporation, then such option or SAR shall, immediately prior to the effective date of such Subsidiary Disposition, become fully exercisable with respect to all of the shares at the time represented by such option or SAR and may be exercised with respect to any or all of such shares. Any such option or SAR shall remain exercisable until the expiration or sooner termination of the term of the option or SAR.

     14. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Any incentive stock options granted hereunder and any options, SARs, or Stock granted to Covered Employees hereunder shall become effective only upon such shareholder approval. The Committee may grant incentive stock options or may grant options, SARs, or Stock to Covered Employees under the Plan prior to such shareholder approval, but until shareholder approval is obtained, no such option or SAR shall be exercisable and no such Stock grant shall be effective. In the event that such shareholder approval is not obtained within the period provided above, all options, SARs, or Stock grants previously granted above shall terminate. If such shareholder approval is obtained at a duly held shareholders' meeting, the Plan must be approved by a majority of the votes cast at such shareholders' meeting at which a quorum, representing a majority of all outstanding voting stock of the Company, is, either in person or by proxy, present and voting on the Plan. If such shareholder approval is obtained by written consent, it must be obtained by the written consent of the holders of a majority of all outstanding voting stock of the Company. However, approval at a meeting or by written consent may be obtained to a lesser degree of shareholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under either Section 162(m) or 422 of the Code.

     15. Rule 16b-3 Compliance.

     (a) With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as Insiders are concerned.

     (b) If, subsequent to the Board's adoption of the Plan, Rule 16b-3 is amended to delete any of the Rule 16b-3 requirements addressed by the provisions of the Plan governing grants or awards to Insiders, the Board may amend the Plan without shareholder approval (unless such approval is required by Rule 16b-3, as so amended) to delete or otherwise amend any such provisions no longer required for grants of options, SARs, and Stock under the Plan to Insiders to be exempt from Section 16(b) liability under the Exchange Act.

     16. The Right of the Company to Terminate Employment. No provision in the Plan or any Option shall confer upon any Optionee any right to continue in the employment of the Company or an Affiliate or to interfere in any way with the right of the Company or an Affiliate to terminate his employment at any time.

                                                                       EXHIBIT B

                            MATRIA HEALTHCARE, INC.
                2000 DIRECTORS' NON-QUALIFIED STOCK OPTION PLAN

     1. Establishment and Purpose. (a) Matria Healthcare, Inc. a Delaware corporation (the "Company"), hereby adopts its 2000 Directors' Non-Qualified Stock Option Plan (the "Plan"). The Plan is intended to provide a means whereby eligible members of the Board may be given an opportunity to purchase shares of Stock pursuant to options which are not intended to qualify as incentive stock options under Section 422 of the Code.

     (b) The purpose of the Plan is to enable the Company to attract qualified individuals to serve as members of the Board, to provide additional performance incentive to such individuals while serving as directors, and to encourage their continued service on the Board.

     2. Definitions.  As used herein, the following definitions shall apply:

     (a) "Affiliate" shall mean any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company that become such after adoption of the Plan.

     (b) "Board" shall mean the Board of Directors of the Company.

     (c) "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

          (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding Stock;

          (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership or by one or more actions by written consent of shareholders, to be comprised of individuals who either
     (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause
     (A) who were still in office at the time such election or nomination was approved by the Board.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "Company" shall mean Matria Healthcare, Inc. a Delaware corporation.

     (f) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

     (g) "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

          (i) approval by the Company's shareholders of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

          (ii) approval by the Company's shareholders of the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with a complete liquidation or dissolution of the Company; or

          (iii) approval by the Company's shareholders of any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

     (h) "Director" shall mean a member of the Board.

     (i) "Effective Date" shall mean the date this Plan is adopted by the Board.

     (j) "Employee" shall mean any person who is an employee of the Company, or any Affiliate of the Company, for purposes of tax withholding under the Code. The payment of a director's fee by the Company shall not be sufficient to render the recipient of such fee an Employee.

     (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" shall mean, as of any date, the value of a share of Stock determined as follows:

          (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its Fair Market Value shall be the closing selling price for such stock on the principal securities exchange or national market system on which the Common Stock is at the time listed for trading. If there are no sales of Common Stock on that date, then the closing selling price for the Common Stock on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value; or

          (ii) If the Stock is not traded on any exchange or a national market system, its Fair Market Value shall be determined in good faith by the Board, and such determination shall be conclusive and binding on all persons.

     (m) "Option" shall mean an option to purchase shares of Stock granted pursuant to the Plan.

     (n) "Option Agreement" shall mean the written agreement setting forth the terms of an Option in the form attached as Exhibit A hereto.

     (o) "Optionee" shall mean an Outside Director who receives an Option.

     (p) "Outside Director" shall mean a Director who is not an Employee.

     (q) "Person" shall mean a natural person, corporation, partnership, limited liability company, joint venture, trust, or any other entity and any government or instrumentality of government.

     (r) "Plan" shall mean this Matria Healthcare, Inc. 2000 Directors' Non-Qualified Stock Option Plan.

     (s) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (t) "Stock" shall mean the common stock, $0.01 par value per share, of the Company.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Stock which may be made subject to Options and sold under the Plan is 250,000 shares of Stock. If an Option expires or becomes unexercisable for any reason and has not been exercised in full, the Stock subject to such Option shall be available for future grant under the Plan. If Stock which was acquired upon exercise of an Option is subsequently repurchased by the Company, such Stock shall not be available for future grants under the Plan.

     4. Interpretation and Administration of the Plan. (a) The Plan is intended to be self-executing pursuant to the terms hereof. However, any questions concerning interpretation or execution of the Plan or grants hereunder shall be decided by the Board. All decisions, determinations and interpretations of the Board shall be final and binding on all holders of any Options granted under the Plan.

     (b) Subject to the provisions and restrictions of the Plan, the Board shall have the authority to: (i) authorize any person to execute on behalf of the Company any agreements or other documents in connection with the grant of an Option under the Plan; (ii) approve forms of agreement for use under the Plan consistent with the terms of the Plan; and (iii) make all other determinations deemed necessary or advisable for the implementation of the Plan.

     5. Option Grants. (a) All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 5. Neither the Board nor any person shall have any discretion to select which Outside Directors shall be granted Options, or to determine the number of shares of Stock to be covered by Options granted to Outside Directors, the timing of such Option grants or the exercise price thereof.

     (b) An option to purchase 5,000 shares of Stock shall be granted ("Initial Grant") to each Outside Director, such Initial Grant to be made to Outside Directors elected or appointed to the Board upon the date each such Outside Director becomes an Outside Director of the Company. Beginning with the first annual meeting of the Company's stockholders following the Initial Grant Date and thereafter at each subsequent annual meeting of the Company's stockholders, each Outside Director who continues as an Outside Director immediately following each such annual meeting shall be granted an option to purchase 10,000 shares of Stock ("Subsequent Grant"); provided that no Subsequent Grant shall be made to any Outside Director who has not served as an Outside Director of the Company, as of the time of such annual meeting, for at least one year. Each Subsequent Grant shall be made on the date of the annual stockholders' meeting in question. If any Option ceases to be exercisable in whole or in part, the shares which were subject to such Option but as to which the Option had not been exercised shall continue to be available under the Plan.

     6. Terms and Conditions of Options. (a) Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement executed by the Company and the Optionee.

     (b) The exercise price per share of Options granted under the Plan shall be 100% of the Fair Market Value per share of Stock on the date of grant of the Option, subject to adjustment to the extent provided in Section 12 hereof.

     (c) Subject to the provisions in the Option Agreement and Sections 10(e) and 10(f) hereof, each Option shall vest and become exercisable in twelve (12) equal monthly installments after the date of grant.

     (d) The term of each Option shall be ten (10) years from the date of grant, unless a shorter period is required to comply with any applicable law, in which case such shorter period shall apply.

     7. Eligibility. Options may be granted only to Outside Directors. No Optionee shall have any rights as a stockholder of the Company as a result of the grant of an Option under the Plan or his or her exercise of such Option pending the actual issuance by the Company of the Stock subject to such Option. The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights that the Director or the Company may have to terminate his or her directorship at any time.

     8. Term of Plan; Effective Date. The Plan shall become effective on the Effective Date, subject to approval of the Plan by the stockholders of the Company. If the Effective Date precedes such stockholder approval, any Option granted under the Plan prior to such approval shall be conditioned upon approval by stockholders of the Plan. Options may be granted under the Plan at any time on or before the tenth anniversary of the date of adoption of the Plan.

     9. Payment Upon Exercise. Payment of the exercise price upon exercise of any Option shall be made in cash, by optionee's personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States; provided, however, that the Committee, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the optionee or with shares of Stock withheld from the shares otherwise deliverable to the optionee upon exercise of an option (in each case only to the extent that such an exercise of the option would not result in an accounting compensation charge with respect to the shares used to pay the option price); (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate; or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option.

     10. Exercise of Option. (a) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Stock has been received by the Company in accordance with Section 9 hereof. An Option may not be exercised for a fraction of a share of Stock.

     (b) If an Optionee ceases to serve as a Director (other than as a result of disability or death, or following a Change in Control), he or she may, but only within three (3) months after the date he or she ceases to be a Director, exercise his or her then outstanding Options to the extent that he or she was entitled to exercise them at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (that he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

     (c) Notwithstanding the provisions of Section 9(b) above, in the event an Optionee is unable to continue his or her service as a Director as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, within twelve (12) months from the date of such termination, exercise his or her then outstanding Options to the extent he or she was entitled to exercise them at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (that he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

     (d) If during the term of his or her Option, an Optionee (A) dies and had been in Continuous Status as a Director at the time of his or her death, or (B) dies within three (3) months after termination of Continuous Status as a Director, at any time within twelve (12) months following the date of the Optionee's death the Option may be exercised by the Optionee's personal representative or by a person who acquired the right to exercise the Option by bequest or intestate succession, but only to the extent the Optionee was entitled to exercise the Option at the time of his or her termination of Continuous Status as a Director. Notwithstanding the foregoing, in no event may the Option be exercised after the expiration of the term set forth in Section 6.

     (e) Should any Corporate Transaction occur while an Optionee remains in Continuous Status as a Director, then each outstanding Option held by such Optionee shall become fully exercisable, immediately prior to the specified effective date of such Corporate Transaction, for all or any portion of the shares at the time represented by such Option and may be exercised with respect to any or all of such shares represented by the Option immediately prior to the specified effective date of such Corporate Transaction. Immediately following the consummation of the Corporate Transaction, each such option shall terminate unless assumed by the successor company or its parent, in which case the option shall remain so exercisable until the expiration or sooner termination of the Option term.

     (f) Should a Change in Control occur while an Optionee remains in Continuous Status as a Director, then each outstanding Option held by such Optionee shall become fully exercisable, immediately prior to the effective date of such Change in Control, for all of the shares at the time subject to such Option and may be exercised with respect to any or all of such shares represented by the Option. The Option shall remain so exercisable until the expiration or sooner termination of the Option term.

     (g) Notwithstanding the provisions of Sections 10(b) through 10(f) above, in no event may any Option be exercised after expiration of its term set forth in Section 6.

     11. Nontransferability of Options. To the extent required by Rule 16b-3 of the Exchange Act, no Option shall be transferable by an Optionee other than by operation of law or by will or by the laws of descent or distribution; provided that, if Rule 16b-3 is amended after the Board's adoption of the Plan to permit greater transferability of an Option hereunder, all Options hereunder shall be transferable to the fullest extent provided by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of an Option, the transferee shall be entitled to exercise the Option in the same manner and only to the same extent as the Optionee (or his personal representative or the person who would have acquired the right to exercise the Option by bequest or intestate succession) would have been entitled to exercise the Option under Sections 9 and 10 had the Option not been transferred.

     12. Adjustment Upon Changes in Capitalization. In the event that the number of outstanding shares of Stock of the Company is changed through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%) or other change in the capital structure of the Company without consideration, the number of shares of Stock available under the Plan, the number of shares of Stock deliverable in connection with any Option and the exercise price per share of such Option shall be proportionately adjusted; provided, however, that no certificate or scrip representing fractional shares shall be issued and any resulting fractions of a share shall be ignored.

     13. Amendment and Termination of Plan. (a) The Board may amend the Plan from time to time in such respects as the Board may deem advisable; provided, however, that to the extent necessary to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval by the Company's stockholders to amend the Plan to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Sections 5 and 6 of the Plan (and any other Sections of the Plan that affect the formula award terms required to be specified in the Plan by Rule 16b-3 of the Exchange Act and any successor to such Rule) shall not be amended periodically and in no event more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder.

     (b) The Board, without further approval of the stockholders, may at any time terminate or suspend the Plan. Except as otherwise provided herein, any such termination or suspension of the Plan shall not affect Options already granted hereunder, and such Options shall remain in full force and effect as if the Plan had not been terminated or suspended.

     (c) Except as otherwise provided herein, rights and obligations under any outstanding Option shall not be adversely altered or impaired by amendment, suspension or termination of the Plan, except with the consent of the person to whom the Option was granted or transferred.

     14. Conditions Upon Issuance of Stock. (a) Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange or national market system upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Inability of the Company to obtain authority from any regulatory body having jurisdictional authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Stock hereunder shall relieve the Company of any liability for failure to issue or sell such Stock.

     15. Reservation of Stock. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

     16. Rule 16b-3. (a) Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the Plan as a formula plan, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

     (b) If, subsequent to adoption of the Plan, Rule 16b-3 is amended to delete any of the Rule 16b-3 requirements addressed by the provisions of the Plan governing grants or awards to persons subject to Section 16(b) of the Exchange Act ("Insiders"), the Board may amend the Plan without stockholder approval (unless such approval is required by Rule 16b-3 as so amended) to delete or otherwise amend any such provisions no longer required for grants of Options under the Plan to be exempt from Section 16(b) liability under the Exchange Act or for Outside Directors to be able to make exempt Rule 16b-3 grants of stock options or other stock awards to Insiders under other stock option or stock incentive plans of the Company.

                            MATRIA HEALTHCARE, INC.
                               1850 PARKWAY PLACE
                            MARIETTA, GEORGIA 30067

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 18, 2000

   The undersigned hereby appoints Donald R. Millard and Roberta L. McCaw, and each of them, proxies, with full power of substitution and with discretionary authority, to represent and to vote in accordance with the instructions set forth below, all shares of Common Stock of Matria Healthcare, Inc. held of record by the undersigned on April 6, 2000 at the 2000 Annual Meeting of Stockholders to be held at 1850 Parkway Place, Suite 320, Marietta, Georgia, at 10:00 a.m. on Thursday, May 18, 2000 and any adjournments thereof.

1. Election of Class II Directors              [ ] FOR all nominees listed below (except as
                                                 written to the contrary below)

1. Election of Class II Directors               [ ] WITHHOLD AUTHORITY to vote for all
                                                  nominees listed below

   Mark J. Gainor, Jackie M. Ward and Frederick P. Zuspan, M.D.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Proposal to approve the Matria Healthcare, Inc. 2000 Stock Incentive Plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. Proposal to approve the Matria Healthcare, Inc. 2000 Director's Non-Qualified Stock Option Plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                          (Continued on Reverse Side)

                          (Continued from other side)

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

           PLEASE SIGN EXACTLY AS NAME APPEARS ON STOCK CERTIFICATE.
                                                If stock is held in the name of
                                                two or more persons, all must
                                                sign. When signing as attorney,
                                                as executor, administrator
                                                trustee, or guardian, please
                                                give full title as such. If a
                                                corporation, please sign in full
                                                corporate name by President or
                                                other authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.

                                                Dated:
                                               --------------------------------,
                                                2000

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature if Held Jointly

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.